MBL VARIABLE CONTRACT ACCOUNT -- 2

To Contract Holders and Participants

The value of a Variable Accumulation Unit of MBL Variable Contract Account -- 2 (the "Account") as of June 30, 1997 was $173.148, versus a value of $144.176 on December 31, 1996. This represents a 20.1% increase for the six-month period. The Standard & Poor's 500 Stock Index, a generally accepted market index of unmanaged securities, increased 20.6% during the same period.

Morningstar, Inc., the widely recognized independent fund rating company, recently gave the Account its highest rating, five-stars, for the 66 month period ending June 30, 1997.(1) In addition, the Account was the top performing account for the past one year period out of 138 accounts in the mid-cap blend equity growth category.

The Account invests exclusively in MBL Growth Fund (the "Fund"). The accompanying semi-annual report of the Fund contains a review by the Fund's Investment Adviser of its overall performance and commentary related to specific holdings in the Fund's portfolio.

We thank you for your continued confidence in MBL Variable Contract Account -- 2. We remain committed to providing you with quality investment management and superior customer service.

Following are the unaudited financial statements of the Account as of, and for the six month period ended, June 30, 1997.

Sincerely,

                 [SIG]

William G. Clark
Senior Vice President
Pension and Investment Products
MBL Life Assurance Corporation

(1) Morningstar's rating reflects historical risk-adjusted performance as of June 30, 1997. The rating is subject to change each month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Account's 1, 3, and 5 year average annual risk- and fee-adjusted performance. These ratings compare Accounts with similar investment objectives. For the 1-year rating, the Account was compared with 3,506 Accounts, for the 3-year rating, 2,414 Accounts, and for the 5-year rating, 1,550 Accounts. The top 10% of the Accounts in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the remaining 10% receive one star. For a copy of the current Morningstar report, please call your Customer Service Representative at MBL Life Assurance Corporation, 1-800-435-3191.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF ASSETS AND LIABILITY
JUNE 30, 1997
(UNAUDITED)

ASSETS

Investments in MBL Growth Fund, Inc.
  3,832,375 shares at net asset value of $12.84 per share
  (cost -- $42,989,922)...................................................  $49,207,693

LIABILITY

Due to MBL Life -- Note C.................................................      220,634
                                                                            -----------
Net assets................................................................  $48,987,059
                                                                            -----------
                                                                            -----------
NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT HOLDERS
    281,430 variable accumulation units at value
      of $173.148 per unit................................................  $48,729,039
  Variable annuity reserves -- Note A.....................................      258,020
                                                                            -----------
                                                                            $48,987,059
                                                                            -----------
                                                                            -----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)

Investment expenses -- Note C:
  Risk and death benefit charges...........................................  $   82,269
                                                                             ----------
        Net investment loss................................................      82,269
                                                                             ----------

Realized and unrealized gain on investments -- Note D:
  Net realized gain on sales of investments................................      36,990
  Net change in unrealized appreciation/depreciation of investments........   8,333,818
                                                                             ----------
        Net gain on investments............................................   8,370,808
                                                                             ----------
Net increase in net assets resulting from operations.......................  $8,288,539
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                SIX MONTHS         YEAR
                                                                                  ENDED           ENDED
                                                                                 JUNE 30,      DECEMBER 31,
                                                                                   1997            1996
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income (loss)..............................................  $      (82,269) $    6,772,459
  Net realized gain (loss) on sales of investments..........................          36,990         (74,893)
  Net change in unrealized appreciation/depreciation of
   investments..............................................................       8,333,818       1,647,592
                                                                              --------------  --------------
    Net increase in net assets resulting from operations....................       8,288,539       8,345,158
                                                                              --------------  --------------

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTE B
  Net purchase payments.....................................................         133,230          18,452
  Accumulation units surrendered............................................      (1,123,764)     (2,510,082)
  Annuity payments..........................................................         (15,275)        (25,838)
                                                                              --------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions....      (1,005,809)     (2,517,468)
                                                                              --------------  --------------

  Increase in amount due MBL Life resulting from investment activities and
    mortality gains and losses -- Note C....................................          (7,197)        (50,248)
                                                                              --------------  --------------
    Net increase in net assets..............................................       7,275,533       5,777,442

Net assets
  Beginning of period.......................................................      41,711,526      35,934,084
                                                                              --------------  --------------
  End of period.............................................................  $   48,987,059  $   41,711,526
                                                                              --------------  --------------
                                                                              --------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A -- MBL Variable Contract Account -- 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or the Fixed Accumulation Account, as elected by the participant (see Note B). Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments are valued at net asset value. The Account purchases shares of MBL Growth Fund, Inc. (the "Fund") at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at the respective net asset values, less shares redeemed at average cost. The Account recognizes dividend income and capital gain distributions, if any, on the ex-dividend date as set by the Fund.

VARIABLE ANNUITY RESERVES -- The variable annuity reserves are actuarially determined on the basis of the 1951 Group Annuity Mortality Tables for Males, modified, at 3.5%.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, the total operations of MBL Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan, as confirmed by the Superior Court of New Jersey, reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee. Pursuant to the terms of a Settlement Agreement between MBL Life and the Class Four Creditors, as identified in the Plan, Class Four Creditors and eligible Policyholders/Contract Holders who remain with MBL Life after the end of the rehabilitation period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Holders. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Holder share may be reduced below 30%.

The Plan permits redemptions of amounts from the Account to continue, as requested. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. While both deposits and transfers from other separate accounts of MBL Life, for the purchase of variable annuities, may be made to the Account by participants under existing contracts, applications for new contracts are not being accepted. The terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers between the Account and the Companion Contract.

NOTE C -- A charge at the annual rate of 0.37% is made daily against Account assets for mortality and expense risks assumed by MBL Life and for provision of the guaranteed minimum death benefit. The portion of these charges which are retained in the Account and are due to MBL Life participate ratably in the investment performance of the Account.

NOTE D -- Aggregate purchases and proceeds from the sales of investments during the period ended June 30, 1997 amounted to $122,561 and $1,269,014, respectively.

The net realized gain on sales of investments was calculated as follows:

Proceeds from sales of investments..........................  $ 1,269,014
Cost of investments sold....................................    1,232,024
                                                              -----------
  Net realized gain on investments..........................  $    36,990
                                                              -----------
                                                              -----------

The net change in unrealized appreciation/depreciation of investments was calculated as follows:

Unrealized appreciation (depreciation) of investments:
  Beginning of period.......................................  $(2,116,047)
  End of period.............................................    6,217,771
                                                              -----------
    Net change in unrealized appreciation/depreciation of
    investments.............................................  $ 8,333,818
                                                              -----------
                                                              -----------

NOTE E -- The change in the number of accumulation units outstanding was as follows:

                                                   SIX MONTHS        YEAR
                                                      ENDED          ENDED
                                                    JUNE 30,     DECEMBER 31,
                                                      1997           1996
                                                   -----------  ---------------
Balance at beginning of period...................     287,783        307,509
Net units purchased..............................         881            192
Accumulation units surrendered...................      (7,234)       (19,918)
                                                   -----------       -------
Balance at end of period.........................     281,430        287,783
                                                   -----------       -------
                                                   -----------       -------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

----------------------------------------

MBL VARIABLE CONTRACT ACCOUNT -- 2

MBL Life Assurance Corporation

520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 2. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS. FS-307 (8-97)

Semiannual Report
June 30, 1997

MBL VARIABLE
CONTRACT ACCOUNT -- 2
Group Variable Annuity Contracts

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